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                                                                 EXHIBIT 10.16.2

                                AMENDMENT NO. 1
                           Dated as of March 28, 2000
                                      to
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                         Dated as of October 29, 1999

                  THIS AMENDMENT NO. 1 (this "Amendment") dated as of March 28, 2000 is entered into by and among:

         (i) PAETEC COMMUNICATIONS, INC., PAETEC INTERNATIONAL, INC., PAETEC ONLINE, INC., PAETEC COMMUNICATIONS OF VIRGINIA, INC., PAETEC CAPITAL CORP., CAMPUSLINK COMMUNICATIONS SYSTEMS, INC., SELECT SWITCH ACQUISITION CO.,, PARKLINK COMMUNICATIONS, INC., and EAST FLORIDA COMMUNICATIONS, INC. (the "Borrowers");
                                   ---------                  ---------

         (ii)     CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), NEWCOURT
                                                       ----
                  COMMERCIAL FINANCE CORPORATION, an affiliate of The CIT Group, Inc. ("Newcourt CFC"), and MERRILL LYNCH CAPITAL CORP.
                         ------------
                  ("Merrill"), each in its capacity as an assignor hereunder,
                    -------
                  and collectively, the "Assigning Lenders");
                                         -----------------

         (iii)    UNION BANK OF CALIFORNIA, N.A. ("UBOC");
                                                   ----

         (iv) GENERAL ELECTRIC CAPITAL CORPORATION (the "Accepting Lender," and together with the Assigning Lenders and UBOC, the "Lenders"); and
                   -------

         (v) CANADIAN IMPERIAL BANK OF COMMERCE, in its capacity as administrative agent (in such latter capacity, the "Agent").
                                                                      -----

                            PRELIMINARY STATEMENTS

                  (A) The Borrowers, the Assigning Lenders, UBOC and the Agent are parties to that certain Amended and Restated Loan and Security Agreement, dated as of October 29, 1999 (the "Loan Agreement", the terms defined therein
                                   --------------
being used herein as therein defined unless otherwise defined herein).

                  (B) The Borrowers, the Assigning Lenders, UBOC, the Agent and the Accepting Lender wish to enter into this Amendment to evidence assignments and assumptions from the Assigning Lenders to the Accepting Lender, such that
(i) GECC becomes a Lender under the Loan Agreement and (ii) the Commitments of the Lenders shall be as set forth on Exhibit A hereto.
                                     ---------

                  (C) The Borrowers, the Assigning Lenders, UBOC, the Agent and the Accepting Lender are, on the terms and conditions stated below, agreeable to amending the Loan

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Agreement as set forth below.

              SECTION 1. Amendments to the Loan Agreement. The Loan Agreement is
                         --------------------------------
hereby amended as follows, such amendment to be effective as of the date hereof subject to the satisfaction of the conditions precedent set forth in Section 2
                                                                     ---------
hereof:

              (a) The Assigning Lenders and the Accepting Lenders hereby agree among themselves (and the Borrowers and Agent hereby consent to such agreement) that, on the "Effective Date" (as defined in Section 2
                                                                 ---------
         below), there shall be deemed to have occurred certain assignments from the Assigning Lenders and related assumptions by the Accepting Lender with respect to certain rights and obligations of the Assigning Lenders under the Loan Documents, such that, after giving effect to such assignments and assumptions, each Lender"s Commitment Amount is as stated on Exhibit A hereto. The Assigning Lenders make such assignments
                   ---------
         without recourse, representation, or warranty, except as expressly set forth in Section 3 hereof, and the Accepting Lender accepts and assumes
                  ---------
         such assignments and assumptions on such terms. The Lenders shall make all appropriate payments and adjustments among themselves to effectuate the payment and receipt of the appropriate purchase prices for the assignments and assumptions contemplated by this Section 1.
                                                          ---------
         Notwithstanding the provisions of Section 11.08 of the Loan Agreement, the assignments among the Assigning Lenders and the Accepting Lender contemplated and effected in accordance with this Section 1 and
                                                           ---------
         reflected on Exhibit A hereto (the "Subject Assignments") (1) shall be
                      ---------              -------------------
         evidenced by this Amendment and not by separate Assignment and Acceptance Agreements and (2) shall not require the payment of the processing fee provided for in Section 11.08(c)(ii) of the Loan Agreement. On and after the Effective Date, each reference in the Loan Agreement and the other Loan Documents to "Lender" or "Lenders" shall include GECC and shall no longer include Merrill.

              (b) Annex A ("Commitment Amounts") to the Loan Agreement is hereby amended to delete such Annex in its entirety and to substitute therefor the Annex attached hereto as Exhibit A.
                                      ---------

              SECTION 2. Conditions Precedent. This Amendment shall become
                         --------------------
effective and be deemed effective as of the date hereof (the "Effective Date")
                                                              --------------
upon (i) receipt by the Agent of counterparts of this Amendment executed by the Borrowers, the Agent, UBOC, all of the Assigning Lenders and the Accepting Lender, and (ii) receipt of a Note by GECC, if GECC shall have requested such.

              SECTION 3.  Representations, Warranties and Covenants.

                   3.1. The Accepting Lender hereby represents, warrants, and covenants the following to each of the Assigning Lenders and the
              Agent:

                          (a) This Amendment is the legal, valid and binding agreement of the Accepting Lender, enforceable in accordance with its terms;

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                            (b) The execution and performance by the Accepting
                   Lender of its duties and obligations under this Amendment and the Loan Documents will not require any registration with, notice to, or consent or approval by any Governmental Authority;

                            (c) The Accepting Lender is familiar with
                   transactions of the kind and scope reflected in the Loan Documents and in this Amendment;


                            (d) The Accepting Lender has made its own
                   independent investigation and appraisal of the financial condition and affairs of the Borrowers, has conducted its own evaluation of the Loans, the Loan Documents and the Borrowers" creditworthiness, has made its decision to become a Lender to the Borrowers under the Loan Agreement independently and without reliance upon any Assigning Lender or the Agent, and will continue to do so;

                            (e) The Accepting Lender is entering into this
                   Amendment in the ordinary course of its business, and is acquiring its interest in the Loans for its own account and not with a view to or for sale in connection with any subsequent distribution; provided, however, that at all times the distribution of the Accepting Lender"s property shall, subject to the terms of the Loan Agreement, be and remain within its control;

                            (f) No future assignment or participation by the
                   Accepting Lender pursuant to Section 11.08 of the Loan Agreement will require any Assigning Lender, the Agent or the Borrowers to file any registration statement with the Securities and Exchange Commission or to apply to qualify under the blue sky laws of any state;

                            (g) The Accepting Lender has no loans to, written or
                   oral agreements with, or equity or other ownership interest in any of the Borrowers;

                            (h) As of the Effective Date, the Accepting Lender
                   is entitled to receive payments of principal and interest in respect of the Obligations without deduction for or on account of any taxes imposed by the United States of America or any political subdivision thereof;

                            (i) The Accepting Lender is a Permitted Assignee;

                            (j) The Accepting Lender appoints and authorizes the
                   Agent to take such actions as administrative agent on its behalf and to exercise such powers and discretion under the Loan Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonable incidental thereto; and

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                            (k) The Accepting Lender will perform in accordance
                   with their terms all of the obligations that by the terms of the Loan Agreement are required to be performed by it as a Lender.

                   3.2. Each of the Assigning Lenders hereby represents, warrants, and covenants the following to the Accepting Lender and the
           Agent:

                            (a) This Amendment is the legal, valid and binding
                   agreement of the Assigning Lender, enforceable in accordance with its terms;

                            (b) The execution and performance by the Assigning
                   Lender of its duties and obligations under this Amendment and the Loan Documents will not require any registration with, notice to, or consent or approval by any Governmental Authority;

                            (c) The Assigning Lender has full power and
                   authority, and has taken all action necessary to execute and deliver this Amendment and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby;

                            (d) The Assigning Lender has not previously
                   assigned, transferred or otherwise disposed of any of the interests being assigned hereby, and the interests being assigned hereby are free and clear of any adverse claim, lien, encumbrance, security interest, restriction on transfer, purchase option, call or similar right of a third party, in each case, created by, through or under the Assigning Lender; and

                            (e) This Assignment by the Assigning Lender to the
                   Accepting Lender complies, in all material respects, with the terms of the Loan Documents.

                   3.3. Each of the Borrowers hereby represents, warrants, and covenants the following to each of the Lenders and the Agent:

                            (a) This Amendment is the legal, valid and binding
                   agreement of such Borrower, enforceable in accordance with its terms; and

                            (b) As of the Effective Date, no Default or Event of
                   Default has occurred and is continuing.

                   3.4. Neither the Assigning Lenders (except as provided in
           Section 3.2), UBOC nor the Agent make any representations or
           -----------
           warranties of any kind, nor assume any responsibility or liability whatsoever, with regard to (a) the Loan Documents or any other document or instrument furnished pursuant thereto or the Loans or other Obligations, (b) the creation, validity, genuineness, enforceability, sufficiency, value or collectibility of any of them,
           (c) the amount, value or existence of the Collateral, (d) the perfection or priority of any Lien upon the

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           Collateral, or (e) the financial condition of the Borrowers or any other obligor or the performance or observance by the Borrowers of their obligations under any of the Loan Documents. Neither the Assigning Lenders, UBOC nor the Agent has or will have any duty, either initially or on a continuing basis, to make any investigation, evaluation, appraisal of, or any responsibility or liability with respect to the accuracy or completeness of, any information provided to the Accepting Lender which has been provided by the Assigning Lenders or the Agent by the Borrowers. Nothing in this Amendment or in the Loan Documents shall impose upon the Assigning Lenders, UBOC or the Agent any fiduciary relationship in respect of the Accepting Lender.

           SECTION 4. Reference to and Effect on the Loan Agreement.

                4.1. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

                4.2. The Loan Agreement, as amended hereby, and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                4.3. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

           SECTION 5. Execution in Counterparts. This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

           SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
                      -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES THAT REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANY OTHER STATE OR JURISDICTION.

           SECTION 7. Headings. Section headings in this Amendment are included
                      --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                         Signature Page to the Amendment

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                     PAETEC COMMUNICATIONS, INC., as a Borrower
                     PAETEC INTERNATIONAL, INC., as a Borrower
                     PAETEC ONLINE, INC., as a Borrower
                     PAETEC COMMUNICATIONS OF VIRGINIA, INC., as a Borrower PAETEC CAPITAL CORP., as a Borrower
                     CAMPUSLINK COMMUNICATIONS SYSTEMS, INC., as a Borrower SELECT SWITCH ACQUISITION CO., as a Borrower
                     PARKLINK COMMUNICATIONS, INC., as a Borrower
                     EAST FLORIDA COMMUNICATIONS, INC., as a Borrower

                             /s/ Timothy Bancroft
                     By:     ___________________________________
                             Name:  Timothy Bancroft
                             Title: Vice President, Finance

                     CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and as an Assigning Lender

                             /s/ Laura Horn
                     By:     ___________________________________
                             Name:  Laura Horn
                             Title: Executive Director, CIBC WorldMarkets
                             Corp. As Appointed


                     NEWCOURT COMMERCIAL FINANCE CORPORATION, an affiliate of The CIT Group, Inc., as an Assigning Lender


                             /s/ John P. Sicico, II
                     By:     ___________________________________
                             Name:  John P. Sicico, II
                             Title: Vice President



                     MERRILL LYNCH CAPITAL CORP., as an Assigning Lender


                             /s/ Jodi Lund
                     By:     ___________________________________
                             Name:  Jodi Lund
                             Title: Managing Director



                    UNION BANK OF CALIFORNIA, N.A. as a Lender


                             /s/ James C. Opdyke
                    By:      ___________________________________
                             Name:  James C. Opdyke
                             Title: Assistant Vice President


                    GENERAL ELECTRIC CAPITAL CORPORATION as an Accepting
                    Lender


                             /s/ Molly S. Fergusson
                    By:      -----------------------------------
                             Name:  Molly S. Fergusson
                             Title: Manager, Operations
                             Address: c/o GE Capital Services
                             Service Finance Group, Inc.
                             120 Long Ridge Road
                             Stamford, CT 06927
                             Attn: Portfolio Operations (Telecom)
                             Facsimile No.: (203) 961-2017
                             Confirmation No.: (203) 357-3735
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                                   Exhibit A

                         Annex A to the Loan Agreement

                              Commitment Amounts
                              ------------------


                     Lender                           Commitment Amount
                     ------                           -----------------

Canadian Imperial Bank of Commerce                      $20,000,000.00

Newcourt Commercial Finance Corporation                 $20,000,000.00

General Electric Capital Corporation                    $20,000,000.00

Union Bank of California, N.A.                          $10,000,000.00

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